                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          BIRMINGHAM STEEL CORPORATION
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                (Name of Registrant as Specified In Its Charter)

                      THE UNITED COMPANY SHAREHOLDER GROUP
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

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                   Letter to Index Fund Managers and Certain
                         Other Institutional Investors


October 19, 1999


Name
Title
Company
Add1
Add2


Dear:

As we discussed, I have enclosed a copy of the presentation I am making to institutional investors regarding the United Company Shareholder Group's proxy solicitation. As you may recall, we are seeking your vote, or your written consent allowing us to vote on your behalf, for our slate of director nominees to sit on the Birmingham Steel Corporation Board of Directors.

You should already have received our proxy and blue proxy card in a separate mailing. I now ask you to sign the blue proxy card as soon as possible and mail it to us in its attached envelope so that we may begin a new era for Birmingham Steel.

Sincerely,



John D. Correnti

[JDC]:lm